Long-term investment, net	12 Months Ended
Mar. 31, 2026
Equity Method Investments and Joint Ventures [Abstract]
Long-term investment, net

8.	Long-term investment, net

Long-term investment, net consists of investments in privately held company. The following table sets forth the changes in the Group’s Long-term investments:

	Investment-1	Investment-2	Investment-3	Total
	USD	USD	USD	USD
Balance as of March 31, 2025	—	13,159,074	—	13,159,074
Share gain (loss) from equity investments	—	—	—	—
Loss due to valuation	—	—	—	—
Impairment	—	(5,305,764)	—	(5,305,764)
Foreign currency translation adjustments	—	372,327	—	372,327
Balance as of March 31, 2026	—	8,225,637	—	8,225,637

Investment-1: In August 2021, the Group entered into an agreement with Fu Zhi Zhong He (Beijing) Health Technology Co., Ltd., Changsha Tangshi Yipai Medical Technology Co., Ltd., and Yaping Zhou to establish a joint venture, Medical Star, in China for the development of a traditional Chinese medicine learning platform and the training of interdisciplinary talents proficient in both traditional Chinese and Western medicine. The Group acquired a 20% equity interest in Medical Star via a share subscription, with total cash consideration of $281,889 (RMB 2,000,000).

Medical Star’s board of directors comprises seven directors. Per the joint venture agreement, the Company holds the right to appoint 3 directors to Medical Star’s board, granting the Group 43% voting power in the investee and significant influence over Medical Star’s operating and financial policies.

As of March 31, 2023, the Company assessed that Medical Star would continue to incur operating losses and would be unable to secure additional financing within the next twelve months. Accordingly, the Company recognized a full impairment loss on this investment, and the carrying amount was nil as of March 31, 2023.

Investment-2: In January 2022, the Group reached an agreement with China Agriculture Industry Development Foundation Co., Ltd., to purchase its 3% equity ownership of Fujian Pingtan Ocean Fishery Group Co., Ltd. (“Fujian Fishery”), in the name of Wuxi Kingway, a deconsolidated VIE entity of the Group, with a total consideration of $13,096,934 (RMB94,012,410).

Fujian Fishery has 5 directors on its board. According to the shareholders minute, the Company appointed 1 director to the board of Fujian Fishery, thus it has 20% voting power in the investee and has a significant influence over the operating and financial policies of Fujian Fishery.

Wuxi Kingway transferred its 3% equity share in Fujian Fishery to WOFE on December 17, 2024 by entering into an Equity Share Transfer Agreement. After the transfer, WOFE started to pick up the investment interest from Fujian Fishery. Due to the transfer took place before VIE termination, the transfer was completed under common control. Subsequently, as part of termination of VIE on March 17, 2025, the common control between WOFE and Wuxi Kingway ceased to exist. The Company engaged third party valuation specialist for evaluation of the fair value of long-term investment. As a result, the Company recognized the difference of $3,471,165 (RMB 24,916,714) between fair value of $13,159,074 and book value of $16,630,239. Upon completion of VIE termination, the Company has recognized a total loss of $4,602,415, including net loss from discontinued operations for the period from April 1, 2024 to March 17, 2025.

On April 1, 2025, WOFE entered into an agreement with the investee to waive its right to appoint a director to the board of Fujian Fishery. Following the waiver of board representation rights, the Group no longer possessed significant influence over the investee. The investment was therefore accounted for under ASC 321. Since there was no readily determinable fair value for the investment, the Group elected the measurement alternative and carried the investment at cost.

Prior to March 31, 2026, the Group commenced the disposal process for its 3% equity interest in Fujian Fishery, including buyer identification, valuation analysis, and preliminary price negotiations, which indicated potential impairment as of the balance sheet date. In early August 2026, the Group entered into a binding equity transfer agreement with an independent third party, to dispose of its Hong Kong entity together with the Hong Kong entity’s subsidiaries for aggregate consideration of US$4.5 million. Excluding other working capital items held by the disposed subsidiaries whose fair values approximated carrying amounts, approximately RMB56.9 million (approximately US$8.2 million) of the consideration was attributable to the Fujian Fishery’ investment. The post-balance-sheet disposal deal, which stemmed from negotiations ongoing at year-end, confirmed the existence of impairment indicators for the investment as at March 31, 2026. Accordingly, the Group recognized an impairment loss under ASC 321 and ASC 820 to write down the investment of US$5.3 million (approximately RMB37.5 million), establishing its new cost basis. The measurement was categorized within Level 2 of the fair value hierarchy. The initial installment from the disposal of US$0.9 million (20%) has been paid in early August 2026, with the remainder payable per the contractual schedule.

Investment-3: The Company made a down payment to the shareholder of Wuxi Talent Home Information Technology Co. Ltd., (“Wuxi Talent”) as a part of 60% share purchase and long-term investment. On August 5, 2022, the Group issued 791,667 shares to the two shareholders of Wuxi Talent as a part of the acquisition consideration, and on July 23, 2023, the 791,667 shares were returned to the Company for cancellation. The paid cash consideration of $1,820,791 (RMB13,070,000) was used as investment in Wuxi Talent for 35% of all equity interest of Wuxi Talent by WOFE. In October 2023, the 35% of all equity interest of Wuxi Talent was transferred to WOFE.

Wuxi Talent has 3 directors on its board. According to the shareholders minute, the directors were elected by the shareholder meeting, and the Company has 35% voting right in the investee and has a significant influence over the operating and financial policies of Wuxi Talent.

For the fiscal year ended March 31, 2025, the Company recorded a proportionate loss of $11,073 attributable to its investment in Wuxi Talent, resulting from Wuxi Talent’s net operating loss during the same fiscal year. Given the sustained sluggish macroeconomic environment, the Company projected that Wuxi Talent would continue to operate at a loss and would be unable to obtain additional financing within the subsequent twelve months. Accordingly, the Company fully impaired the entire carrying value of its investment in Wuxi Talent as of March 31, 2025.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS